SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities
   Exchange Act of 1934


   Date of Report (Date of earliest event reported):
   October 12, 2000

                BUTLER NATIONAL CORPORATION
   (Exact name of registrant as specified in its charter)


Delaware                    0-1678                41-034293
(State of Incorporation) (Commission File Number)    (I.R.S.
                                                   Employer
                                             Identification
                                                    Number)


        19920 West 161st Street, Olathe, Kansas 66062

                      (913) 780-9595
               Registrant's telephone number



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Item 5.   Other Events
          Butler National Corporation reported that on September 25, 2001 the Company issued a press release regarding the filing of the Company's
          Form 10-Q for the first quarter of Fiscal Year
          2002.  See Exhibit 99.

                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BUTLER NATIONAL
                              CORPORATION



September 25, 2001            /S/Clark D. Stewart
   (Date)                     Clark D. Stewart
                              President and CEO





September 25, 2001            /S/Stanley Nolind
   (Date)                     Stanley Nolind
                              Chief Financial Officer